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                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



                                March 14, 1997
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             Date of Report (Date as of earliest event reported)



                      KinderCare Learning Centers, Inc.
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           (Exact name of registrant as specified in its charter)



     Delaware                     63-0941966                 0-17098
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(State or other jurisdiction      (Commission                (IRS  Employer
  of incorporation)               File Number)               Identification No.)



                            2400 Presidents Drive
                          Montgomery, Alabama 36116
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                  (Address of principal executive offices)



                               (334) 277-5090
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            (Registrant's telephone number, including area code)



                                     N/A
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        (Former name or former address, if changed since last report)


                            Page 1 of [     ] Pages
                            Exhibit Index begins
                                  on Page 4

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Item 5. Other Events


     On March 11, 1997, KinderCare Learning Centers, Inc. (The "Registrant") announced its plans to relocate its current corporate headquarters from Montgomery, Alabama to Portland, Oregon.
The Registrant also announced reorganization of its corporate staff.

     A Press Release of the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




Item 7. Financial Statement and Exhibits

(c)  Exhibits

     Reference is made to the Exhibit Index annexed hereto and made a part hereof.



























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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                KINDERCARE LEARNING CENTERS, INC.



Date: March 14, 1997            By: /s/ PHILIP L. MASLOWE
                                ------------------------------------
                                    Philip L. Maslowe
                                    Executive Vice President and
                                    Chief Financial Officer




























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                                EXHIBIT INDEX

Exhibit       Number Description

 99.1         Press Release, issued March 11, 1997 by KinderCare Learning
              Centers, Inc.